AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of December 22, 2017, by DIGIPATH, INC. (the “Company”), and JOSEPH J. BIANCO (the “Executive”).

R E C I T A L S

The Company and the Executive are parties to an Employment Agreement dated as of June 21, 2016 (the “Employment Agreement”), pursuant to which the Executive serves and Chief Executive Officer of the Company.

The Company and the Executive desire to amend the Employment Agreement as set forth below.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1. Amendment to Employment Agreement. The Employment Agreement is hereby amended by adding a new Section 4.8 which shall read in its entirety as follows:

“4.8. Quarterly Payments. On the fifth calendar day preceding each fiscal quarter (the “Quarterly Payment Date”), commencing with December 27, 2017, the Company shall pay the Executive $22,500, in cash or shares of the Company’s Common Stock, at the Company’s option. In the event of a payment in shares of Common Stock, such shares shall be valued at the last sales price of the Common Stock as of the close of business on the Quarterly Payment Date, as reported by The OTC Markets, or any similar reporting service selected by the Board.”

2. Miscellaneous.

(a) The Employment Agreement shall remain unchanged and in full force and effect, except as provided in this Amendment.

(b) All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(c) This Amendment may be executed in counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of date first set forth above.

DIGIPATH, INC.

By:	/s/ Todd Denkin
Name:	Todd Denkin
Title:	Chief Operating Officer

/s/ Joseph J. Bianco
Joseph J. Bianco